Share Capital	6 Months Ended
Jun. 30, 2022
Share Capital
Share Capital
Note 9: Share capital

Authorized

Unlimited common shares without par value.

Unlimited preferred shares – nil issued and outstanding.

Share issuances

Six months ended June 30, 2022:

i.

The Company closed the “April 2022 Offering”, a non-brokered private equity placement, for gross proceeds of $11,000 and consisted of 13,750,000 common shares priced at $0.80 per share. Proceeds from the Private Placement will be used to fund continued exploration at the Company’s Eau Claire project in Quebec and for general working capital.

Share issue costs related to the April 2022 Offering totaled $136. A reconciliation of the impact of the private placement on share capital is as follows:

	Number of common shares	Impact on share capital
Common shares issued at $0.80 per share	13,750,000	$11,000
Share issue costs	-	(136)
Proceeds net of share issue costs	13,750,000	$10,864

Six months ended June 30, 2021:

i.

5,834 shares were issued as a result of share options being exercised with a weighted average exercise price of $0.86 for gross proceeds of $5. An amount of $1 attributed to these share options was transferred from the equity reserves and recorded against share capital.

ii.

101,042 shares were issued as a result of share warrants being exercised with a weighted average exercise price of $1.46 for gross proceeds of $147. An amount of $12 attributed to these share warrants was transferred from the equity reserves and recorded against share capital.